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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2002
                Date of Report (Date of earliest event reported)

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                       TANGRAM ENTERPRISE SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                  PENNSYLVANIA
                 (State of other jurisdiction of incorporation)


           0-15454                                       23-2214726
      (Commission File)                     (IRS Employer Identification Number)


                              11000 Regency Parkway
                                   Suite 401,
                           Cary, North Carolina 27511

                                 (919) 653-6000
                    (Address of Principal Executive Offices)

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          (Former name of former address, if changed since last report)

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ITEM 9.  Regulation FD Disclosure

On May 10, 2002, Tangram Enterprise Solutions, Inc. held a conference call to discuss the Company's first quarter financial results. The Company has elected to voluntarily file a copy of this transcript on this Form 8-K to ensure that the contents of such conference call are fully disseminated and that any investor of Tangram Enterprise Solutions, Inc. has full access to such transcript.

The conference call was also broadcast live over the Internet on Friday, May 10, 2002 at 11:00 a.m. (Eastern). The audio live broadcast and replay of the conference call was also made available at Tangram's Web site at www.tangram.com. A replay of the call was also made available through Tangram's
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Web site for 14 days following the call. Additionally, the replay was accessible following the call through 5:00 p.m. (Eastern) on May 14, 2002 by dialing 1-888-509-0082.

A transcript of the May 10, 2002, First Quarter Financial Results Conference Call is attached hereto as Exhibit 99.1.

The information in this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TANGRAM ENTERPRISE SOLUTIONS, INC.

Date: May 15, 2002                /s/ John N. Nelli
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                                  John N. Nelli,
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit
Number   Exhibit Description
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99.1     Transcript of the May 10, 2002, First Quarter 2002 Financial Results
         Conference Call held by Tangram Enterprise Solutions, Inc.
99.2     Text of the Release issued by the Company on May 10, 2002.

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